                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5689

                        SCUDDER MULTI-MARKET INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Multi-Market Income Trust

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 11/30/05
Scudder Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	10.85%	18.94%	14.08%	9.02%
Based on Market Price(a)	21.12%	21.58%	15.58%	9.61%
CS First Boston High Yield Index(b)	2.94%	13.71%	10.08%	7.18%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	4.22%	10.07%	8.63%	7.74%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/05	As of 11/30/04
Net Asset Value	$ 9.75	$ 9.53
Market Price	$ 10.15	$ 9.08

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends as of 11/30/05	$ .78
November Income Dividend	$ .065
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/05+	8.00%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/05+	7.68%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged, unleveraged, index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged, index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Multi-Market Income Trust

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Multi-Market Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

In the following interview, Andrew P. Cestone, who replaced Jan Faller as lead portfolio manager in October 2005, discusses market conditions and investment strategy during Scudder Multi-Market Income Trust's most recent annual period ended November 30, 2005.

Q:  How did the fund perform over the 12-month period ended November 30, 2005?

A:  For the 12-month period, the fund returned 10.85% based on net asset value. The fund's total return based on its market price was 21.12%. This compares with the 2.94% return of its benchmark, the CS First Boston High Yield Index, for the same period.1 (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

1 The Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  The bond markets — particularly credit markets — over the past 12 months began to show more volatility than they have for some time. Prior to this year, spreads of both the emerging markets and high-yield sectors had remained on an almost uninterrupted tightening course, benefiting holders of lower-quality credits. The trend carried through the end of 2004, as investors remained comfortable with improving credit fundamentals and attractive technical factors in the credit markets.

During the past 12 months, the volatility which investors saw in the high-yield market was the result of uncertainty around weaker economic data, and the looming downgrades of Ford Motor Corp. and General Motors Corp. (GM). Despite these uncertainties and concerns during the period over rising interest rates, higher commodity prices, geopolitical risks and the impact of natural disasters such as Hurricanes Katrina and Rita, the solid fundamental underpinnings of the high-yield market ultimately remained in place. The catalyst for investors ultimately returning to their focus on fundamentals ironically was the downgrade of Ford and GM, coupled with revised economic numbers which eased concerns about an economic slowdown. This refreshed focus resulted in the market rallying off its lows, and consequently spreads compressing back to levels near those seen at the beginning of the calendar year. At the close of the period, the high-yield spread stood at 398 basis points (3.98 percentage points), versus 357 basis points 12 months ago.2 Helped by strength in the US economy and low interest rates, high-yield companies generally maintained sound financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of November 2005, Moody's 12-month rolling default rate stood at 1.84% compared with 2.54% at the end of November 2004.3 In addition to low defaults, recovery rates remained strong.4 Lastly, the ratio of rating upgrades to downgrades continued to remain stable — another indication of the market's solid fundamentals.5

2 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the CS First Boston High Yield Bond Index from January 31, 1986 to November 30, 2005. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

3 Source: Moody's Investors Service.

4 The recovery rate is the amount investors recover when a bond defaults.

Emerging markets debt posted strong performance for the year, returning 11.00% as measured by the JPMorgan Emerging Markets Bond Index Global Diversified.6 Overall, emerging markets debt continued to show signs of fundamental strength. Many emerging market countries have benefited from sound global growth and high commodity prices, particularly for oil. In addition, strong investor demand for the asset class also helped to support returns. At the close of the fiscal year, the emerging markets debt spread stood at 243 basis points, 143 basis points tighter than the close of the prior year.7

5 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

6 The JP Morgan Emerging Markets Bond Index Global Diversified is an unmanaged, unleveraged, capitalization- weighted total return index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local-market debt instruments traded in emerging markets. Index returns assume reinvestment of all distributions and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

7 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JPMorgan Emerging Markets Bond Index Global Diversified from December 31, 1993 to November 30, 2005. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in emerging market sovereign bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

The US Treasury yield curve flattened dramatically over the past 12 months, with two-year yields rising approximately 140 basis points while 30-year yields fell by nearly 30 basis points. Ultimately, the 10-year Treasury note ended the year at a yield of 4.48%, not much higher from where it stood at the beginning of the period.

Q:  How did the fund's allocations affect performance?

A:  Throughout the period, the fund maintained an approximately 50/50 balance between its high-yield and emerging markets portfolio allocations. As previously discussed, spreads widened slightly in the high-yield sector for the year, thus that allocation held back the performance of the fund in comparison with the emerging markets allocation. However, both sectors did provide attractive income for the fund, although the price return for the high-yield asset class was moderately negative over the past 12 months. Having credit exposure diversified between corporate credit and emerging markets debt helped to boost the fund's return.

Q:  Will you comment on developments in the emerging markets over the period?

A:  In general, emerging markets were very well behaved over the period. The beginning of the period saw the peaceful resolution of an election crisis in the Ukraine, much to the satisfaction of the international community. Importantly, during the period of uncertainty this situation had created, the debt of other emerging markets did not respond negatively, a sign of the overall health and maturity of this sector. Turkey has benefited for some time from its commitment to fiscal discipline and the perception that it has made substantial progress toward eventually joining the European Economic Union. However, the outlook in this regard wavered over the period and created substantial volatility for Turkish issues, with some intraperiod carryover to other emerging markets. Russia continued to benefit from crude oil prices that reached near historic highs. In addition, Russia was upgraded by Moody's Investors Service in October, which also added to Russia's overall strong performance for the year. Economic expansion continued to accelerate in many Latin American countries such as Argentina and Venezuela. This economic growth was largely driven by strong investment demand and fiscal stimulus. While Brazil's economy showed signs of easing earlier in 2005, a jump in oil production and strong growth in net exports caused later-period economic growth to rebound somewhat. In addition, the Lula administration appears committed to pursuing the sound monetary and fiscal policies that have worked thus far to avoid crisis there. Despite recent concerns over the negative impact of high oil prices on Asian countries and the threat of increased inflation, the economies and currencies of Asia were a strong focus of investors throughout the year. Both China and Malaysia revaluated their currencies, thus resulting in currency appreciation. Within the Philippines, there remained a degree of political uncertainty; however, the country continued to show improvement in its fiscal performance.

Q:  Will you comment on leverage employed by the fund over the period?

A:  During the period, we maintained the fund's use of leverage at approximately 23% of portfolio assets. In employing leverage, the fund borrows money through a bank loan at short-term interest rates and then invests the proceeds in longer-term securities. The increase in short-term interest rates and flattening of the yield curve over the past year has made this strategy somewhat less attractive. However, leverage continued to benefit the return and income of the fund over the period. The current Federal Reserve Board (the Fed) approach of incrementally raising short-term interest rates has been supportive of the economy, but we will continue to closely evaluate the fund's use of leverage.

Q:  What is your current assessment of the fixed-income environment?

A:  We believe there is more reason to be concerned about inflation than there was 12 months ago, mainly because of continued high oil prices and the increased pricing power for businesses which has flowed from the economic recovery. Still, the underlying economic environment is stable. Monetary and financial conditions remain accommodative and the Federal Reserve appears to be moving steadily to a neutral monetary policy. In addition, US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

The high-yield market continues to exhibit sound fundamentals as the economy continues to be robust, which results in low default rates. We believe the low default environment the high-yield market currently enjoys will not last forever, which means good security selection is paramount at this point in the cycle. Given that, we are particularly focused on seeking to limit downside risk while looking for opportunities that offer nice yield and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus of seeking credits which are improving, or which are trading at what we believe are undervalued levels.

With respect to emerging markets, we expect the trend of solid fundamentals to remain on course, and investor demand for the asset class to be strong. However, a rapid rise in US yields caused by an unexpectedly restrictive monetary policy in the United States, or a sharp drop in oil prices, would most likely contribute to increased volatility in the asset class.

We remain focused on adding value by doing fundamental research. Going forward, we will continue to monitor the global economy as well as the relative value provided by emerging markets and high-yield issuers. We believe that Scudder Multi-Market Income Trust remains an attractive vehicle for investors seeking a high current return and income.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	11/30/04

Foreign Bonds — US$ Denominated	45%	45%
Corporate Bonds	41%	38%
Foreign Bonds — Non US$ Denominated	5%	11%
US Treasury Obligations	4%	1%
Cash Equivalents	3%	3%
Loan Participation	1%	1%
Other	1%	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a Percentage of Corporate and Foreign Bonds)	11/30/05	11/30/04

Emerging Market Sovereign Bonds	43%	49%
Consumer Discretionary	13%	14%
Energy	9%	5%
Industrials	8%	7%
Materials	8%	8%
Financials	7%	5%
Telecommunication Services	5%	7%
Utilities	3%	2%
Information Technology	2%	1%
Consumer Staples	1%	1%
Health Care	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/05	11/30/04

Government and Agency	4%	1%
A	2%	—
BBB	10%	16%
BB	23%	34%
B	40%	33%
Below B	15%	12%
Not rated	6%	4%
	100%	100%

Interest Rate Sensitivity	11/30/05	11/30/04

Average Maturity	11.2 years	11.5 years
Duration	6.7 years	6.8 years

Asset allocation, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's Investors Service, Inc. and Standard and Poor's Corporation represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 52.8%
Consumer Discretionary 13.4%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	300,000	291,000
Adesa, Inc., 7.625%, 6/15/2012	100,000	99,500
Affinia Group, Inc., 9.0%, 11/30/2014	495,000	398,475
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	625,000	559,375
Amscan Holdings, Inc., 8.75%, 5/1/2014	145,000	109,475
AutoNation, Inc., 9.0%, 8/1/2008	310,000	332,475
Aztar Corp., 7.875%, 6/15/2014 (b)	705,000	729,675
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	185,000	188,700
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	170,000	183,600
9.375%, 2/15/2007	185,000	193,325
Charter Communications Holdings LLC:
9.625%, 11/15/2009	65,000	52,325
10.25%, 9/15/2010	1,145,000	1,139,275
144A, 11.0%, 10/1/2015	1,076,000	922,670
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	500,000	375,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	170,000	170,000
7.875%, 12/15/2007	560,000	571,200
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,616,000	1,882,640
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	480,000	398,400
EchoStar DBS Corp., 6.625%, 10/1/2014	200,000	193,000
Foot Locker, Inc., 8.5%, 1/15/2022	285,000	303,525
Ford Motor Co., 7.45%, 7/16/2031 (b)	95,000	66,975
General Motors Corp., 8.25%, 7/15/2023 (b)	85,000	56,738
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	15,000	14,663
Series AI, 144A, 12.75%, 3/1/2011	725,000	806,562
Gregg Appliances, Inc., 9.0%, 2/1/2013	135,000	122,175
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	195,000	188,175
ITT Corp., 7.375%, 11/15/2015	180,000	193,050
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	1,175,000	1,249,906
Levi Strauss & Co.:
8.804%**, 4/1/2012	255,000	258,187
12.25%, 12/15/2012	165,000	184,388
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	15,000	13,681
7.875%, 7/15/2009 (b)	15,000	15,714
8.5%, 7/15/2029 (b)	80,000	76,837
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	120,000	128,100
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	215,000	201,025
Mediacom LLC, 9.5%, 1/15/2013 (b)	105,000	103,163
MGM MIRAGE:
8.375%, 2/1/2011	615,000	653,437
9.75%, 6/1/2007	325,000	342,062
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	170,000	178,500
NCL Corp., 10.625%, 7/15/2014	265,000	275,600
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	620,000	434,000
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	185,000	190,319
10.75%, 7/15/2008	160,000	163,600
Petro Stopping Centers, 9.0%, 2/15/2012	545,000	540,912
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	625,000	659,375
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	485,000	421,950
PRIMEDIA, Inc.:
8.875%, 5/15/2011	225,000	215,438
9.715%**, 5/15/2010	630,000	623,700
Renaissance Media Group LLC, 10.0%, 4/15/2008	325,000	325,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	650,000	719,875
Schuler Homes, Inc., 10.5%, 7/15/2011 (b)	480,000	517,200
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (b)	860,000	447,200
7.875%, 1/15/2014 (b)	65,000	58,825
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	350,000	360,500
8.75%, 12/15/2011	870,000	918,937
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	750,000	733,125
Toys "R" Us, Inc.:
6.875%, 8/1/2006	85,000	84,575
7.375%, 10/15/2018	295,000	216,825
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	1,195,000	1,159,150
TRW Automotive, Inc.:
11.0%, 2/15/2013	885,000	988,987
11.75%, 2/15/2013 EUR	120,000	162,702
United Auto Group, Inc., 9.625%, 3/15/2012	525,000	543,375
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	155,000	162,363
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	875,003	925,316
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	1,085,000	952,087
10.0%, 3/1/2011 (b)	135,000	126,900
		26,874,809
Consumer Staples 1.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	192,000	196,320
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	485,000	419,525
144A, 12.75%, 11/15/2012	35,000	26,950
Del Laboratories, Inc.:
8.0%, 2/1/2012 (b)	215,000	170,925
144A, 9.23%**, 11/1/2011	225,000	226,125
GNC Corp., 8.5%, 12/1/2010	60,000	51,600
North Atlantic Trading Co., 9.25%, 3/1/2012	1,075,000	731,000
Swift & Co.:
10.125%, 10/1/2009	460,000	484,150
12.5%, 1/1/2010	195,000	207,675
Viskase Co., Inc., 11.5%, 6/15/2011	765,000	810,900
		3,325,170
Energy 4.7%
Belden & Blake Corp., 8.75%, 7/15/2012	715,000	732,875
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	385,000	390,775
Chesapeake Energy Corp.:
144A, 6.5%, 8/15/2017	220,000	215,050
6.875%, 1/15/2016	510,000	512,550
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	135,000	131,288
7.125%, 5/15/2018 (b)	230,000	204,125
7.625%, 10/15/2026	140,000	124,600
8.75%, 2/15/2012 (b)	60,000	63,900
144A, 9.875%, 7/15/2010	965,000	1,054,262
El Paso Production Holding Corp., 7.75%, 6/1/2013	355,000	363,875
Mission Resources Corp., 9.875%, 4/1/2011	35,000	36,838
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	560,000	558,600
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	590,000	519,200
NorthWestern Corp., 5.875%, 11/1/2014	115,000	114,418
NRG Energy, Inc., 8.0%, 12/15/2013	892,000	978,970
Sonat, Inc., 7.0%, 2/1/2018	70,000	64,750
Southern Natural Gas, 8.875%, 3/15/2010	575,000	614,882
Stone Energy Corp.:
6.75%, 12/15/2014	485,000	452,263
8.25%, 12/15/2011 (b)	515,000	531,737
Transmeridian Exploration, Inc., 12.0%**, 12/15/2010 (f)	175,000	175,000
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	1,170,000	1,260,675
8.75%, 3/15/2032	280,000	317,800
		9,418,433
Financials 7.4%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	65,000	70,850
11.0%, 7/31/2010	235,000	266,725
12.0%, 7/31/2009	227,000	249,133
AmeriCredit Corp., 9.25%, 5/1/2009 (b)	1,185,000	1,244,250
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	375,000	339,375
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	120,000	72,506
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013	400,000	397,000
7.875%, 12/1/2015	420,000	425,250
8.0%, 6/15/2011	315,000	322,087
Ford Motor Credit Co.:
6.5%, 1/25/2007	270,000	262,174
7.25%, 10/25/2011	1,560,000	1,405,824
7.375%, 10/28/2009	1,410,000	1,296,119
General Motors Acceptance Corp.:
5.22%**, 3/20/2007	400,000	386,526
6.875%, 9/15/2011	585,000	528,563
8.0%, 11/1/2031 (b)	4,080,000	4,000,970
H&E Equipment/Finance, 11.125%, 6/15/2012	520,000	575,900
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	560,000	576,800
PXRE Capital Trust I, 8.85%, 2/1/2027	335,000	328,300
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	540,000	611,550
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	480,000	388,800
Triad Acquisition, 144A, 11.125%, 5/1/2013	265,000	262,350
Universal City Development, 11.75%, 4/1/2010	800,000	896,000
		14,907,052
Health Care 1.5%
Accellent, Inc., 144A, 10.5%, 12/1/2013 (b)	500,000	505,000
Eszopiclone Royalty Subordinated LLC, 144A, 12.0%, 3/15/2014	250,000	250,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	930,000	892,800
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	125,000	121,875
Series B, 9.875%, 11/1/2011 (b)	165,000	131,175
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	1,025,000	1,004,500
		2,905,350
Industrials 7.5%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	785,000	808,550
Allied Security Escrow Corp., 11.375%, 7/15/2011	470,000	443,331
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (b)	660,000	628,650
Series B, 9.25%, 9/1/2012	638,000	693,825
American Color Graphics, 10.0%, 6/15/2010 (b)	470,000	317,250
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	240,000	234,000
Bear Creek Corp., 144A, 8.87%**, 3/1/2012	120,000	120,600
Beazer Homes USA, Inc.:
6.875%, 7/15/2015	40,000	37,400
8.375%, 4/15/2012 (b)	350,000	360,500
8.625%, 5/15/2011	445,000	462,800
Browning-Ferris Industries:
7.4%, 9/15/2035	640,000	566,400
9.25%, 5/1/2021	135,000	137,025
Case New Holland, Inc., 9.25%, 8/1/2011	695,000	736,700
Cenveo Corp., 7.875%, 12/1/2013 (b)	400,000	384,000
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	470,000	432,400
Columbus McKinnon Corp., 10.0%, 8/1/2010	223,000	245,300
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	140,000	131,600
144A, 10.5%, 7/1/2013	430,000	404,200
Congoleum Corp., 8.625%, 8/1/2008*	280,000	283,850
Cornell Companies, Inc., 10.75%, 7/1/2012	265,000	273,613
Dana Corp., 7.0%, 3/1/2029	510,000	362,100
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	840,000	894,600
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	425,000	385,030
8.875%, 4/1/2012	605,000	621,638
Kansas City Southern, 9.5%, 10/1/2008	945,000	1,020,600
Kinetek, Inc., Series D, 10.75%, 11/15/2006	695,000	656,775
Millennium America, Inc., 9.25%, 6/15/2008	805,000	869,400
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	400,000	436,000
Ship Finance International Ltd., 8.5%, 12/15/2013	365,000	345,381
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	175,000	153,125
10.375%, 7/1/2012	495,000	487,575
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	280,000	309,400
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	505,000	467,125
Xerox Capital Trust I, 8.0%, 2/1/2027	290,000	297,250
		15,007,993
Information Technology 2.3%
Activant Solutions, Inc.:
144A, 10.054%**,4/1/2010	60,000	61,500
10.5%, 6/15/2011	371,000	402,535
Eschelon Operating Co., 8.375%, 3/15/2010	298,000	277,140
L-3 Communications Corp.:
5.875%, 1/15/2015	75,000	72,000
144A, 6.375%, 10/15/2015	180,000	177,300
Lucent Technologies, Inc., 6.45%, 3/15/2029	985,000	849,562
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	665,000	633,413
10.375%, 1/15/2010	872,000	952,660
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	135,000	136,688
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	520,000	525,200
UGS Corp., 10.0%, 6/1/2012	445,000	485,050
		4,573,048
Materials 6.9%
ARCO Chemical Co., 9.8%, 2/1/2020	1,215,000	1,360,800
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	765,000	325,125
9.75%, 4/15/2012	65,000	61,100
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	865,000	869,325
Constar International, Inc.:
7.715%**, 2/15/2012 (b)	140,000	137,200
11.0%, 12/1/2012 (b)	130,000	100,100
Dayton Superior Corp.:
10.75%, 9/15/2008	325,000	316,875
13.0%, 6/15/2009 (b)	485,000	349,200
DRS Technologies, Inc., 6.875%, 11/1/2013	110,000	104,500
Edgen Acquisition Corp., 9.875%, 2/1/2011	105,000	105,000
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	559,000	463,970
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	795,000	765,187
8.875%, 5/15/2031	100,000	100,000
9.375%, 2/1/2013	575,000	644,719
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	500,000	571,250
Huntsman LLC, 11.625%, 10/15/2010	685,000	778,331
IMC Global, Inc., 10.875%, 8/1/2013	718,000	829,290
Intermet Corp., 9.75%, 6/15/2009* (b)	55,000	9,851
International Steel Group, Inc., 6.5%, 4/15/2014	240,000	238,200
MMI Products, Inc., Series B, 11.25%, 4/15/2007	640,000	595,200
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	894,000	978,930
144A, 13.0%, 9/30/2013	325,879	327,508
NewPage Corp., 10.5%**, 5/1/2012 (b)	345,000	341,550
Omnova Solutions, Inc., 11.25%, 6/1/2010	825,000	870,375
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	205,000	219,863
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	594,381	53,494
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	275,000	214,500
Radnor Holdings Corp., 11.0%, 3/15/2010	460,000	377,200
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	112,000	121,240
TriMas Corp., 9.875%, 6/15/2012	830,000	680,600
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	255,000	219,300
United States Steel Corp., 9.75%, 5/15/2010	605,000	657,181
		13,786,964
Telecommunication Services 3.9%
AirGate PCS, Inc., 7.9%**, 10/15/2011	250,000	259,375
American Cellular Corp., Series B, 10.0%, 8/1/2011	195,000	211,087
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	500,000	520,000
8.375%, 1/15/2014 (b)	515,000	504,700
Dobson Communications Corp., 8.875%, 10/1/2013	165,000	164,175
Insight Midwest LP, 9.75%, 10/1/2009	185,000	190,319
LCI International, Inc., 7.25%, 6/15/2007	490,000	488,775
Level 3 Financing, Inc., 10.75%, 10/15/2011 (b)	80,000	71,200
MCI, Inc., 8.735%, 5/1/2014	1,280,000	1,412,800
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,860,000	1,957,855
Nextel Partners, Inc., 8.125%, 7/1/2011	300,000	319,500
Qwest Corp.:
144A, 7.12%**, 6/15/2013 (b)	125,000	134,687
7.25%, 9/15/2025	350,000	347,375
Rural Cellular Corp.:
9.75%, 1/15/2010	70,000	70,000
9.875%, 2/1/2010	15,000	15,694
144A, 10.041%**, 11/1/2012	70,000	69,300
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	146,000	133,590
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	265,000	222,600
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	35,000	37,100
Triton PCS, Inc., 8.5%, 6/1/2013	50,000	47,250
Ubiquitel Operating Co., 9.875%, 3/1/2011	175,000	193,594
US Unwired, Inc., Series B, 10.0%, 6/15/2012	355,000	402,037
		7,773,013
Utilities 3.5%
AES Corp., 144A, 8.75%, 5/15/2013	985,000	1,071,188
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,185,000	1,333,125
CMS Energy Corp.:
8.5%, 4/15/2011	550,000	592,624
9.875%, 10/15/2007	700,000	747,250
DPL, Inc., 6.875%, 9/1/2011	173,000	183,380
Mission Energy Holding Co., 13.5%, 7/15/2008	1,370,000	1,592,625
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,315,000	1,443,212
		6,963,404
Total Corporate Bonds (Cost $107,580,201)		105,535,236

Foreign Bonds — US$ Denominated 57.6%
Consumer Discretionary 1.4%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	185,000	186,850
IESY Repository GmbH, 144A, 10.375%, 2/15/2015 (b)	75,000	78,187
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	830,000	906,775
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	450,000	483,750
Shaw Communications, Inc., 8.25%, 4/11/2010	405,000	433,350
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	484,000	393,250
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	290,000	266,800
		2,748,962
Energy 6.0%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	100,000	125,500
Luscar Coal Ltd., 9.75%, 10/15/2011	610,000	657,275
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	640,000	766,400
Pemex Project Funding Master Trust:
Series REG S, 7.375%, 12/15/2014	1,200,000	1,323,600
Series REG S, 8.0%, 11/15/2011	1,800,000	2,011,500
Series REG S, 9.75%, 9/15/2027	2,685,000	3,544,200
Series REG S, 144A, 9.75%, 9/15/2027	330,000	433,950
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,460,020	1,653,473
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	1,000,000	1,218,650
Secunda International Ltd., 12.15%**, 9/1/2012	250,000	262,500
		11,997,048
Financials 0.7%
Conproca SA de CV, 12.0%, 6/16/2010	380,000	452,200
Doral Financial Corp., 5.004%**, 7/20/2007	785,000	733,125
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	233,000	161,352
		1,346,677
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (b)	375,000	389,063
Industrials 1.6%
CP Ships Ltd., 10.375%, 7/15/2012	455,000	513,012
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	315,000	344,138
10.25%, 6/15/2007	915,000	965,325
12.5%, 6/15/2012	322,000	367,080
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	515,000	587,100
LeGrand SA, 8.5%, 2/15/2025	255,000	306,000
Stena AB, 9.625%, 12/1/2012	120,000	130,800
		3,213,455
Materials 2.2%
Cascades, Inc., 7.25%, 2/15/2013	820,000	756,450
ISPAT Inland ULC, 9.75%, 4/1/2014	556,000	626,890
Novelis, Inc., 144A, 7.5%, 2/15/2015	415,000	388,025
Rhodia SA, 8.875%, 6/1/2011 (b)	865,000	877,975
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	15,000	16,125
Tembec Industries, Inc.:
8.5%, 2/1/2011	1,810,000	1,086,000
8.625%, 6/30/2009	1,045,000	689,700
		4,441,165
Sovereign Bonds 43.8%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	4,000,000	5,129,800
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	3,250,000	3,233,750
Federative Republic of Brazil:
8.75%, 2/4/2025	1,300,000	1,354,600
8.875%, 10/14/2019	125,000	133,313
9.25%, 10/22/2010	660,000	729,960
11.0%, 1/11/2012	1,780,000	2,141,340
11.0%, 8/17/2040	2,220,000	2,735,040
14.5%, 10/15/2009	3,000,000	3,810,000
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	2,200,000	2,386,560
Republic of Argentina:
Zero Coupon, 12/15/2035 (PIK)	17,247,036	819,234
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	6,060,000	1,945,260
8.28%, 12/31/2033 (PIK) (b)	4,019,133	3,355,976
Republic of Bulgaria, 8.25%, 1/15/2015	3,090,000	3,703,365
Republic of Colombia:
10.0%, 1/23/2012	1,300,000	1,540,500
10.75%, 1/15/2013	800,000	986,400
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	2,700,000	2,477,250
Republic of Indonesia, Series REG S, 7.25%, 4/20/2015	1,370,000	1,390,550
Republic of Panama:
7.125%, 1/29/2026	1,275,000	1,262,250
9.375%, 1/16/2023	3,600,000	4,401,000
Republic of Peru, 9.875%, 2/6/2015	800,000	988,000
Republic of Philippines:
8.0%, 1/15/2016	2,200,000	2,275,460
8.375%, 2/15/2011	800,000	849,000
9.375%, 1/18/2017	1,730,000	1,948,412
9.5%, 2/2/2030	1,300,000	1,462,500
9.875%, 1/15/2019	1,050,000	1,212,750
Republic of Turkey:
7.25%, 3/15/2015	1,850,000	1,921,688
7.375%, 2/5/2025	1,860,000	1,862,325
8.0%, 2/14/2034	300,000	318,000
11.75%, 6/15/2010	4,600,000	5,635,000
Republic of Uruguay, 9.25%, 5/17/2017	840,000	926,100
Republic of Venezuela:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..100, Series REG S, 5.194%**, 4/22/2011	400,000	391,000
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	2,300,000	2,302,300
7.65%, 4/21/2025	1,700,000	1,668,550
9.375%, 1/13/2034	2,000,000	2,300,000
10.75%, 9/19/2013	4,210,000	5,052,000
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	5,600,000	6,273,120
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	2,800,000	2,649,360
Series VII, 3.0%, 5/14/2011	2,980,000	2,646,538
United Mexican States, Series A, 6.625%, 3/3/2015	1,290,000	1,393,200
		87,611,451
Telecommunication Services 1.7%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	415,000	411,887
Embratel, Series B, 11.0%, 12/15/2008	253,000	287,155
Global Crossing UK Finance, 10.75%, 12/15/2014	305,000	280,600
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	85,000	68,850
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	225,000	228,375
Intelsat Ltd., 5.25%, 11/1/2008	175,000	158,813
Millicom International Cellular SA, 10.0%, 12/1/2013	290,000	299,787
Mobifon Holdings BV, 12.5%, 7/31/2010	690,000	800,400
Nortel Networks Ltd., 6.125%, 2/15/2006	870,000	867,825
		3,403,692
Total Foreign Bonds — US$ Denominated (Cost $112,907,196)		115,151,513

Foreign Bonds — Non US$ Denominated 6.7%
Consumer Discretionary 0.2%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	310,000	364,576
Consumer Staples 0.1%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	205,000	203,024
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	265,000	281,973
Sovereign Bonds 6.2%
Aries Vermogensverwaltung GmbH, Series B, REG S, 7.75%, 10/25/2009 EUR	750,000	1,016,720
Government of Malaysia, 4.305%, 2/27/2009 MYR	8,800,000	2,374,106
Government of Poland, Series 0406, Zero Coupon,4/12/2006 PLZ	4,300,000	1,275,427
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	1,508,500	138,733
Series M-20, 8.0%, 12/7/2023 MXN	8,000,000	691,636
Series M-20, 10.0%, 12/5/2024 MXN	17,700,000	1,844,944
Republic of Argentina:
Zero Coupon, 12/15/2035 (PIK) ARS	18,174,047	269,585
Zero Coupon, 12/15/2035 (PIK) EUR	2,441,840	132,431
Step-up Coupon, 1.2% to 3/31/2009, 2.26% to 3/31/2019, 3.38% to 3/31/2029, 4.74% to 12/31/2038 EUR	1,700,000	616,322
5.83%, 12/31/2033 (PIK) ARS	6,124,654	2,382,756
7.82%, 12/31/2033 (PIK) EUR	265,575	260,667
Republic of Uruguay, 10.5%, 10/20/2006 UYU	26,300,000	1,371,640
		12,374,967
Telecommunication Services 0.0%
Wind Acquisition Finance SA, 144A, 9.75%, 12/1/2015 (b) EUR	50,000	60,866
Total Foreign Bonds — Non US$ Denominated (Cost $13,034,450)		13,285,406

Convertible Bond 0.4%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	535,000	529,650
144A, Series EURO, 7.5%, 9/25/2006	360,000	356,400
Total Convertible Bond (Cost $886,292)		886,050

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Catalina Restaurant Group, Inc.*	1,474	737
Materials 0.0%
GEO Specialty Chemicals, Inc.*	7,125	35,625
GEO Specialty Chemicals, Inc., 144A*	649	3,245
		38,870
Telecommunication Services 0.1%
IMPSAT Fiber Networks, Inc.*	8,203	56,601
Total Common Stocks (Cost $578,571)		96,208

Warrants 0.0%
Industrials 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	350	0
TravelCenters of America, Inc.*	104	13
		13
Materials 0.0%
Dayton Superior Corp. 144A*	25	0
Total Warrants (Cost $428)		13

Preferred Stocks 0.2%
Paxson Communications Corp., 14.25% (PIK) (Cost $474,281)	50	419,506

Convertible Preferred Stocks 0.0%
Paxson Communications Corp. 144A, 9.75%, (PIK) (Cost $69,000)	10	67,250
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.6%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.813%**, 3/4/2010 (Cost $1,226,562)	1,269,000	1,267,731

US Treasury Obligations 4.5%
US Treasury Bond:
7.5%, 11/15/2016	6,300,000	7,825,287
12.0%, 8/15/2013	1,000,000	1,191,602
Total US Treasury Obligations (Cost $9,605,891)		9,016,889
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit)	520,000	382,200
SpinCycle, Inc., "F" (Common Stock Unit)*	24	26
SpinCycle, Inc., (Common Stock Unit)*	3,456	3,802
Total Other Investments (Cost $431,376)		386,028

	Shares	Value ($)

Securities Lending Collateral 10.8%
Scudder Daily Assets Fund Institutional, 4.07% (c) (d) (Cost $21,471,110)	21,471,110	21,471,110

Cash Equivalents 4.4%
Scudder Cash Management QP Trust, 4.03% (e) (Cost $8,690,763)	8,690,763	8,690,763
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $276,956,121)+	138.3	276,273,703
Other Assets and Liabilities, Net	(8.3)	(16,412,215)
Notes payable	(30.0)	(60,000,000)
Net Assets	100.0	199,861,488

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)(a)	Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	280,000	278,198	283,850
Group Iusacell SA de CV	10.0%	7/15/2004	85,000	55,444	68,850
Intermet Corp.	9.75%	6/15/2009	55,000	22,550	9,851
Oxford Automotive, Inc.	12.0%	10/15/2010	594,381	60,726	53,494
				416,918	416,045

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of US Treasury bill rate. These securities are shown at the current rate as of November 30, 2005.

+ The cost for federal income tax purposes was $278,432,621. At November 30, 2005, net unrealized depreciation for all securities based on tax cost was $2,158,918. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,913,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,072,558.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $21,036,698, which is 10.5% of net assets.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When-issued.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of income is paid in-kind.

Currency Abbreviations
ARS	Argentine Peso	MYR	Malaysian Ringgit
EUR	Euro	PLZ	Polish Zloty
MXN	Mexican Peso	UYU	Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments: Investments in securities, at value (cost $246,794,248) — including $21,036,698 of securities loaned	$ 246,111,830
Investment in Scudder Cash Management QP Trust (cost $8,690,763)	8,690,763
Investment in Scudder Daily Assets Fund Institutional (cost $21,471,110)*	21,471,110
Total investments in securities, at value (cost $276,956,121)	276,273,703
Cash	259,811
Foreign currency, at value (cost $70,249)	72,415
Receivable for investments sold	2,828,020
Interest receivable	5,345,370
Unrealized appreciation on forward foreign currency exchange contracts	22,420
Other assets	56,541
Total assets	284,858,280
Liabilities
Payable for investments purchased	2,617,501
Notes payable	60,000,000
Interest on notes payable	395,324
Payable upon return of securities loaned	21,471,110
Payable for when-issued securities	175,000
Unrealized depreciation on forward foreign currency exchange contracts	30,326
Accrued management fee	144,201
Other accrued expenses and payables	163,330
Total liabilities	84,996,792
Net assets, at value	$ 199,861,488
Net Assets
Net assets consist of: Undistributed net investment income	4,525,461
Net unrealized appreciation (depreciation) on: Investments	(682,418)
Foreign currency related transactions	(6,727)
Accumulated net realized gain (loss)	(18,442,746)
Paid-in capital	214,467,918
Net assets, at value	$ 199,861,488
Net Asset Value
Net Asset Value per share ($199,861,488 ÷ 20,492,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.75

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Income: Interest	$ 19,722,169
Interest — Scudder Cash Management QP Trust	404,485
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	101,394
Dividends (net of foreign taxes withheld of $564)	105,327
Total Income	20,333,375
Expenses: Management fee	1,684,471
Services to shareholders	43,349
Custodian fees	61,524
Auditing	48,469
Legal	60,860
Trustees' fees and expenses	26,010
Reports to shareholders	171,532
Interest expense	2,043,647
Stock exchange listing fees	13,740
Other	91,981
Total expenses, before expense reductions	4,245,583
Expense reductions	(6,646)
Total expenses, after expense reductions	4,238,937
Net investment income	16,094,438
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,827,683
Foreign currency related transactions	(136,682)
13,691,001
Net unrealized appreciation (depreciation) during the period on: Investments	(10,269,957)
Foreign currency related transactions	1,053,323
(9,216,634)
Net gain (loss) on investment transactions	4,474,367
Net increase (decrease) in net assets resulting from operations	$ 20,568,805

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2005
Cash Flows from Operating Activities:
Investment income received	$ 21,558,271
Payment of operating expenses	(2,214,924)
Payment of interest expense	(1,906,362)
Proceeds from sales and maturities of investments	342,644,343
Purchases of investments	(345,471,744)
Net purchases, sales and maturities of short-term investments	(1,738,723)
Cash provided (used) by operating activities	$ 12,870,861
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (15,365,766)
Cash provided (used) by financing activities	(15,365,766)
Increase (decrease) in cash	(2,494,905)
Cash at beginning of period*	2,827,131
Cash at end of period*	$ 332,226
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 20,568,805
Net (increase) decrease in cost of investments	(14,845,301)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	10,269,957
(Increase) decrease in interest receivable	719,743
(Increase) decrease in other assets	14,060
(Increase) decrease in receivable for investments sold	(2,061,901)
Increase (decrease) in payable for investments purchased	(707,016)
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	(1,165,390)
Increase (decrease) in other accrued expenses and payables	4,754
Increase (decrease) in interest on notes payable	73,150
Cash provided (used) by operating activities	$ 12,870,861
Non-Cash Financing Activities:
Reinvestment of distributions	$ 586,967

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income	$ 16,094,438	$ 15,863,845
Net realized gain (loss) on investment transactions	13,691,001	5,737,265
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,216,634)	9,089,428
Net increase (decrease) in net assets resulting from operations	20,568,805	30,690,538
Distributions to shareholders from: Net investment income	(15,952,733)	(15,222,025)
Fund share transactions: Reinvestment of distributions	586,967	—
Net increase (decrease) in net assets from Fund share transactions	586,967	—
Increase (decrease) in net assets	5,203,039	15,468,513
Net assets at beginning of period	194,658,449	179,189,936
Net assets at end of period (including undistributed net investment income of $4,525,461 and $1,097,123, respectively)	$ 199,861,488	$ 194,658,449
Other Information
Shares outstanding at beginning of period	20,432,247	20,432,247
Shares issued to shareholders in reinvestment of distributions	60,391	—
Shares outstanding at end of period	20,492,638	20,432,247

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 8.77	$ 7.52	$ 8.04	$ 8.27
Income (loss) from investment operations:
Net investment income[b]	.78	.78	.73	.81	.89
Net realized and unrealized gain (loss) on investment transactions	.22	.73	1.28	(.49)	(.05)
Total from investment operations	1.00	1.51	2.01	.32	.84
Less distributions from: Net investment income	(.78)	(.75)	(.76)	(.80)	(1.07)
Tax return of capital	—	—	—	(.04)	—
Total distributions	(.78)	(.75)	(.76)	(.84)	(1.07)
Net asset value, end of period	$ 9.75	$ 9.53	$ 8.77	$ 7.52	$ 8.04
Market value, end of period	$ 10.15	$ 9.08	$ 8.57	$ 7.33	$ 8.52
Total Return
Based on net asset value (%)[c]	10.85	18.48	28.12	4.17	10.21
Based on market value (%)[c]	21.12	15.52	28.44	(4.18)	19.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	200	195	179	153	163
Ratio of expenses (%)	2.14	1.60	1.52	1.66	2.08
Ratio of expenses excluding interest expense (%)	1.11	1.05	1.03	1.09	1.04
Ratio of net investment income (%)	8.12	8.59	8.93	10.45	10.80
Portfolio turnover rate (%)	143	187	224	117	31
Total debt outstanding end of period ($ thousands)	60,000	60,000	50,500	38,000	30,000
Asset coverage per $1,000 of debt[d]	4,331	4,244	4,548	5,029	6,427

[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.66% to 10.45%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.

[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,736,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($495,000) and November 30, 2010 ($16,241,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2005 through November 30, 2005, the Fund incurred approximately $230,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2006.

During the year ended November 30, 2005, the Fund utilized approximately $11,337,000 of prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,542,700
Capital loss carryforwards	$ 16,736,000
Net unrealized appreciation (depreciation) on investments	$ (2,158,918)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$ 15,952,733	$ 15,222,025

* Included in the Fund's distributions from ordinary income for the year ended November 30, 2004, is $1,174,026 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions. For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at November 30, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $288,089,806 and $295,545,004, respectively. Purchases and sales of US Treasury obligations aggregated $56,674,922 and $49,319,913, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), and affiliate of the Advisor, served as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that was allocated to it by the Advisor for management. The Advisor compensated DeAMIS out of the management fee it received from the fund. (Please see Note L for details).

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2005, the amount charged to the Fund by SISC aggregated $30,032, of which $3,968 is unpaid at November 30, 2005.

Typesetting and Filing Service Fees. Under an agreement with the Advisor, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $11,520, of which $5,760 is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $3,465, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the Fund's custodian fees were reduced by $3,181 for custody credits earned.

G. Forward Foreign Currency Exchange Contracts

As of November 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	415,000	USD	501,974	12/7/2005	$ 12,497
EUR	16,768	USD	20,341	1/12/2006	525
EUR	43,875	USD	52,697	1/12/2006	849
EUR	74,658	USD	88,827	2/15/2006	447
USD	67,783	MXN	733,299	2/10/2006	1,061
USD	62,512	MXN	665,968	2/10/2006	12
PLN	1,077,450	USD	331,786	12/2/2005	7,029
Total unrealized appreciation					$ 22,420
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	159,062	USD	188,207	2/15/2006	$ (88)
EUR	874,122	USD	1,029,778	2/15/2006	(4,999)
EUR	52,610	USD	62,146	2/15/2006	(134)
EUR	159,063	USD	188,208	2/15/2006	(89)
MXN	5,896,000	USD	537,446	12/9/2005	(20,344)
MXN	2,936,711	USD	271,037	2/10/2006	(4,672)
Total unrealized depreciation					$ (30,326)
Currency Abbreviations
EUR	Euro	PLN	Polish Zloty
MXN	Mexican Peso	USD	United States Dollar

H. Borrowings

The notes payable represents a secured loan of $60,000,000 from Barton Capital LLC at November 30, 2005. The note bears interest at the commercial paper rate plus dealer fees (4.05% at November 30, 2005) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $60,000,000 at any one time and which is renewable annually until June 27, 2005. Effective June 24, 2005, the size of the revolving credit agreement was increased to an amount not to exceed $75,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2005 was $60,000,000 with a weighted average interest rate of 3.08%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

J. Payments made by Affiliates

During the year ended November, 2005, the Advisor fully reimbursed the Fund $8,426 for losses incurred on a trade executed incorrectly.

K. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. Scudder Multi-Market Income Trust will be renamed DWS Multi-Market Income Trust. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. The Web site for all Scudder funds will change to www.dws-scudder.com.

L. Other

On July 7, 2005, Deutsche Bank AG, the parent company of the Fund's investment advisor, entered into an agreement with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its asset management business based in London and Philadelphia.

The Fund's current investment advisor is Deutsche Investment Management Americas Inc. The Fund's subadvisor, Deutsche Asset Management Investment Services Limited ("DeAMIS"), was sold to Aberdeen. The Fund's Board allowed the subadvisory agreement with DeAMIS, due for renewal on September 30, 2005 to expire and only the advisory agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Scudder Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of Scudder Multi-Market Income Trust (the "Fund"), including the portfolio of investments, as of November 30, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Multi-Market Income Trust at November 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information

For corporate shareholders, 1% of the income dividends paid during the Fund's fiscal year ended November 30, 2005, qualified for the dividend received deduction.

For federal income tax purposes, the fund designates $116,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

The Board noted that, in the past, the Advisor delegated a portion of the Fund's assets, to be invested in foreign securities, for management by Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank's agreement to sell DeAMIS, the Advisor did not recommend that the Board renew the sub-advisory agreement with DeAMIS, but, rather, it proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor's existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory. The Board also concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Fund previously managed by DeAMIS.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund. The information provided to the Board showed that the Fund's management fee rate was above the median of the peer group but below the fourth quartile, and that the Fund's total expense ratio was above the median of the peer universe but below the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and considered differences in fund and fee structures among the various Scudder Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the Fund's management fee rate was above the median for its peer group and total expense ratio was above the median of the peer universe, such ratios were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202. Effective December 31, 2005, Mr. Hirsch resigned as an officer of the Fund.

Additional Information

Changes in Trustees and Officers

On July 19, 2005, the Board of Trustees appointed Paul H. Schubert as Treasurer of the fund.

On September 23, 2005, the Board of Trustees appointed Patricia DeFilippis as Assistant Secretary of the fund, John Robbins as the Anti-Money Laundering Compliance Officer of the fund and Vincent J. Esposito as President of the fund.

On November 16, 2005, the Board of Trustees appointed Elisa Metzger as Assistant Secretary of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of September 1, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the rule 30a-2(a) under the Investment Company Act.

Changes Effective February 6, 2006

Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed the DWS funds.

Scudder Multi-Market Income Trust will change its name to DWS Multi-Market Income Trust and the cusip number for the fund will change to 23338L108.

The Shareholder Service Agent will change its name to DWS Scudder Investments Service Company.

The web site address will change from www.scudder.com and www.cef.scudder.com to www.dws-scudder.com.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.cef.scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	81118Q101
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Multi-Market Income
Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER MULTI MARKET INCOME TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005             $45,593             $0             $6,217               $0
--------------------------------------------------------------------------------
2004             $41,612             $0             $7,343               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                  $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                     $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $6,217          $70,570              $40,586        $117,373
--------------------------------------------------------------------------------
2004            $7,343             $0               $386,601        $393,944
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2004 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February
2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France

                                       2

("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y Chile received approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the
PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y Chile is no longer providing these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L. Dunaway
(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.  The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors.  The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                                            (c)
                                                           Total         (d)
                                                          Number       Maximum
                                                         of Shares   Number of
                                    (a)                  Purchased   Shares that
                                   Total                  as Part    May Yet Be
                                  Number       (b)      of Publicly   Purchased
                                    of       Average     Announced   Under the
                                  Shares    Price Paid   Plans or     Plans or
Period                           Purchased  per Share    Programs     Programs
--------------------------------------------------------------------------------

December 1 through December 31     n/a        n/a          n/a          n/a
January 1 through January 31       n/a        n/a          n/a          n/a
February 1 through February 28     n/a        n/a          n/a          n/a
March 1 through March 31           n/a        n/a          n/a          n/a
April 1 through April 30           n/a        n/a          n/a          n/a
May 1 through May 31               n/a        n/a          n/a          n/a
June 1 through June 30             n/a        n/a          n/a          n/a
July 1 through July 31             n/a        n/a          n/a          n/a
August 1 through August 31         n/a        n/a          n/a          n/a
September 1 through September 30   n/a        n/a          n/a          n/a
October 1 through October 31       n/a        n/a          n/a          n/a
November 1 through November 30     n/a        n/a          n/a          n/a

--------------------------------------------------------------------------------
Total                              n/a        n/a          n/a          n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006